SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                          Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                     Offshore Energy Development Corporation
               (Name of Registrant as Specified in its Charter)

     _____________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                     OFFSHORE ENERGY DEVELOPMENT CORPORATION

                      1400 WOODLOCH FOREST DRIVE, SUITE 200
                           THE WOODLANDS, TEXAS 77380

                  NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON THURSDAY MAY 29, 1997

Stockholders of Offshore Energy Development Corporation:

         The 1997 Annual Meeting of Stockholders of Offshore Energy Development Corporation (the "Company") will be held at The Woodlands Executive Conference Center, 2301 North Millbend, The Woodlands, Texas, on Thursday, May 29, 1997, beginning at 2:00 p.m. (local time), for the following purposes:

                  1. to elect two directors to serve on the Board of Directors of the Company until the Company's 2000 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

                  2. to consider and act upon a proposal to ratify the appointment of KPMG Peat Marwick LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 1997; and

                  3. to transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on April 21, 1997, are entitled to notice of and to vote at the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Regardless of whether you plan to attend the meeting, you are urged to complete, date, and sign the enclosed proxy and return it in the accompanying envelope at your earliest convenience.

                                            By order of the Board of Directors,




                                            David B. Strassner
                                            President

The Woodlands, Texas
April 25, 1997

                             YOUR VOTE IS IMPORTANT.

         TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AT YOUR EARLIEST CONVENIENCE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

                     OFFSHORE ENERGY DEVELOPMENT CORPORATION
                      1400 WOODLOCH FOREST DRIVE, SUITE 200
                           THE WOODLANDS, TEXAS 77380
                                 (281) 364-0033

                                 APRIL 25, 1997

                            ------------------------

                                 PROXY STATEMENT
                                       FOR
                       1997 ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 29, 1997

                            ------------------------

                                  INTRODUCTION

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Offshore Energy Development Corporation (the "Company") for use at the 1997 Annual Meeting of Stockholders of the Company to be held at The Woodlands Executive Conference Center, 2301 North Millbend, The Woodlands, Texas, on Thursday, May 29, 1997, beginning at 2:00 p.m. (local time), and any adjournment thereof (the "Meeting") for the purposes set forth in this Proxy Statement and the accompanying Notice of Meeting. This Proxy Statement, the Notice of Meeting and the enclosed form of proxy will first be sent to stockholders on or about April 28, 1997.

         The Company was formed in July 1996 for the purpose of becoming a holding Company for the operations of certain predecessor entities in a reorganization that was completed in November 1996. Accordingly, in appropriate contexts, references in this Proxy Statement to the "Company" include the Company's predecessors.

PROXIES

         If any proxy in the enclosed form is properly executed and is received by the Company before or at the Meeting, the shares represented thereby will be voted in accordance with the directions set forth therein. If no direction is made, a proxy that is properly signed and received by the Company and which is not revoked will be voted FOR the election of all nominees for director named herein to serve on the Board of Directors until the Company's 2000 Annual Meeting of Stockholders and until their successors are duly elected and qualified and FOR the ratification of the appointment of KPMG Peat Marwick LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 1997. If any other matter, not known or determined at the time of the solicitation of proxies, properly comes before the Meeting, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies. A proxy may be revoked by written notice received by the Secretary of the Company at any time before it is voted and will be deemed to be revoked if the shares covered by the proxy are voted in person at the Meeting.

VOTING SECURITIES

         Stockholders of record at the close of business on April 21, 1997, are entitled to notice of and to vote at the Meeting. As of April 21, 1997, the outstanding voting securities of the Company consisted of 8,701,885 shares of Common Stock. Each share of Common Stock is entitled to one vote on all matters that may properly come before the Meeting.

QUORUM AND OTHER MATTERS

         The presence at the Meeting, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Shares of Common Stock represented by a properly signed and returned proxy will be counted as present at the Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Shares of Common Stock held by nominees that are voted on at least one matter coming before the Meeting also will be counted as present for purposes of determining a quorum, even if the beneficial owner's discretion has been withheld (a "non-vote") for voting on some or all other matters.

         The General Corporation Law of the State of Delaware (the "DGCL") provides that directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Accordingly, the two nominees for director receiving the greatest number of votes of shares of Common Stock present in person or represented by proxy at the meeting, although not necessarily a majority of such shares, will be elected to serve as directors until the Company's 2000 Annual Meeting of Stockholders. An abstention, a non-vote or a withholding of authority to vote with respect to one or more nominees for director will not have the effect of a vote against such nominee or nominees.

         The DGCL provides that, unless otherwise provided in a corporation's certificate of incorporation, approval of all other matters submitted to a vote of stockholders at a meeting of stockholders requires the affirmative vote of a majority of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on such matters. Therefore, approval of the proposal to ratify the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company for the year ending December 31, 1997 and any other matter that comes before the Meeting, unless such other matter is one for which a greater vote is specifically required by the Company's Certificate of Incorporation, will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting. An abstention, a non-vote or a withholding of authority to vote with respect to any proposal to come before the meeting other than the election of directors will have the effect of a vote against the proposal.

         The Board of Directors is not aware of any matters that are expected to come before the Meeting other than those referred to in this Proxy Statement. If any other matter properly comes before the Meeting, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

         Votes at the Meeting will be tabulated by an Inspector of Election appointed by the Company.

                              ELECTION OF DIRECTORS

ELECTION PROCEDURES; TERM OF OFFICE

         The Company's Certificate of Incorporation provides for a Board of Directors consisting of at least six and no more than nine persons divided into three classes of two or three directors serving staggered three-year terms, with one class of directors being elected at each of the Company's annual meetings of stockholders. The Board of Directors has set the number of directors currently constituting the entire board at six. Accordingly, each class of directors comprises two persons. The term of office of the Class I Directors expires at the Meeting, and the persons named as nominees for election in this Proxy Statement are nominated for election to serve as Class I Directors until the Company's 2000 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The terms of office of the Class II and Class III Directors will expire at the Company's 1998 Annual Meeting of Stockholders and 1999 Annual Meeting of Stockholders, respectively.

         The directors will be elected by the plurality of the votes of the outstanding shares of Common Stock present in person or represented by proxy at the Meeting. Unless the authority to vote for the election of directors is withheld as to either or both of the nominees, all shares of Common Stock represented by proxy will be voted FOR the election of the nominees. If the authority to vote for the election of directors is withheld as to one but not both of the nominees, all shares of Common Stock represented by any such proxy will be voted FOR the election of the nominee as to whom such authority is not withheld. If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board of Directors. The Board of Directors, however, has no reason to believe that any nominee will be unavailable to serve as a director.

         Any director vacancy occurring after the election may be filled only by a majority of the remaining directors, even if less than a quorum of the Board of Directors. A director elected to fill a vacancy will be elected for the unexpired portion of the term of his predecessor in office.

NOMINEES FOR ELECTION

         The following table sets forth certain information with respect to each nominee for election as a director of the Company.


NAME                         AGE        POSITIONS WITH COMPANY
David B. Strassner            39        President and Class I Director
R. Gamble Baldwin             74        Class I Director

         David B. Strassner has served as President and a director of the Company since its formation in January 1988. For two years prior to forming the Company, Mr. Strassner was an independent explorationist specializing in the Gulf of Mexico. For five years prior to that time, Mr. Strassner was a geophysicist employed by Amoco Production Company. Mr. Strassner is a director of Gulf Coast Bank and Trust, New Orleans, Louisiana, and God's World Publications, Asheville, North Carolina. Mr. Strassner holds a B.S. degree in Geology from the University of North Carolina at Chapel Hill.

         R. Gamble Baldwin has been a director of the Company since September 1992. Since November 1988, he has been the general partner of G.F.W. Energy, L.P. ("GFW"), which serves as the general partner of Natural Gas Partners, L.P. ("NGP"). He is also a member/manager of the limited liability companies that are the general partners of Natural Gas Partners II, L.P. ("NGP II"), Natural Gas Partners III, L.P. ("NGP III") and Natural Gas Partners IV, L.P. ("NGP IV") and is active in the management of these entities. NGP, NGP II, NGP III and NGP IV are investment funds organized to make equity-related investments in the North American oil and gas industry. From 1974 until November 1988, Mr. Baldwin was a Managing Director of The First Boston Corporation, an investment banking firm, specializing in all aspects of the natural gas business. Mr. Baldwin has been a member of the International Advisory Board of Creditanstalt Bankverein, Vienna, Austria, since 1982, and a director of Coflexip Stena Offshore, a provider of industrial technology oilfield equipment and service, since 1993.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the Company's Class II and III directors, whose terms of office do not expire at the Meeting, and the executive officers of the Company (other than Mr. Strassner):


NAME                         AGE     POSITIONS WITH COMPANY
Douglas H. Kiesewetter        43     Executive Vice President, Chief Operating
                                     Officer and Class II Director
R. Keith Anderson             42     Vice President and Class III Director
G. Alan Rafte                 43     Class II Director
David R. Albin                37     Class III Director
Joseph L. Savoy, Jr.          45     Vice President -- Engineering
Matthew T. Bradshaw           31     Vice President and Treasurer

         Douglas H. Kiesewetter has served as Executive Vice President, Chief Operating Officer and a director of the Company since its formation in January 1988. From June 1984 through October 1987, Mr. Kiesewetter was an executive officer of Cartrex Corporation, a high technology company in the computer media business co-founded by Mr. Kiesewetter. Serving as Chief Financial Officer for the first year, Mr. Kiesewetter thereafter served as President of the start-up company. Mr. Kiesewetter also has served as Chairman (1979 to present) of Christian Community Foundation, a charitable foundation founded by Mr. Kiesewetter, and as President (1975 to present) of CSA Financial Services, Inc., an international consulting firm founded by Mr. Kiesewetter, initially specializing in financial planning for closely-held businesses and high net worth individuals and from 1987 to 1996 operating as an employee leasing company from which the Company obtained its employees. Mr. Kiesewetter has a B.A. in History from Emory University and an M.B.A. from North Texas State University.

         R. Keith Anderson has served as Vice President and a director of the Company since 1989. Prior to that time Mr. Anderson served as Vice President (1988 to 1989) of Endevco, Inc. in charge of managing an independent marketing division, and as President, Chief Executive Officer and a director (1987 to 1988) of Stellar Gas Company, an independent natural gas marketer founded by Mr. Anderson. For two years prior to that, Mr. Anderson served as Business Manager of Hadson Gas Systems Corporation, a start-up natural gas marketer. From 1979 to 1984, Mr. Anderson served in various capacities for Texas Oil and Gas. Mr. Anderson holds a B.B.A. from Texas Tech University and a J.D. from the Pepperdine University School of Law.

         G. Alan Rafte was elected to the Board of Directors of the Company in July 1996. For more than the past five years, Mr. Rafte has been a partner in the law firm of Bracewell & Patterson, L.L.P., specializing in energy law and finance. Mr. Rafte holds a Bachelor of Arts degree from Syracuse University and a J.D. from Emory Law School.

         David R. Albin has been a director of the Company since September 1992. Since November 1988, Mr. Albin has been a limited partner of GFW and has been responsible for the management of NGP's portfolio. He is a member/manager of the limited liability companies that are the general partners of NGP II, NGP III and NGP IV. From December 1984 to November 1988, Mr. Albin was employed by Bass Investment Limited Partnership, where he was also responsible for portfolio management. Mr. Albin is also a director of Titan Exploration, Inc.

         Joseph L. Savoy, Jr. has served the Company as Vice President -- Engineering since May 1994. Mr. Savoy began his career with Amoco Production Company, where he worked in drilling, completions, operations, reservoir engineering and construction. From March 1989 to May 1994, Mr. Savoy was Chief Engineer for Operators and Consulting Services, Inc., a firm providing contract consulting services to the oil and gas industry, where he was assigned in 1991 to work on the Company's account. Mr. Savoy has more than twenty years experience in the oil and gas business and holds a B.S. degree in Petroleum Engineering from the University of Southwestern Louisiana.

         Matthew T. Bradshaw joined the Company in 1993 and serves as Vice President and Treasurer. Prior to joining the Company, he worked as an energy banker from 1990 to 1992 with Hibernia Bank and from 1992 to 1993 with First National Bank of Commerce, each in New Orleans, Louisiana. Mr. Bradshaw has a B.S. degree from Auburn University and an M.B.A. from Baylor University.

         The Company's executive officers are elected by and serve at the discretion of the Board of Directors.

OPERATION OF BOARD OF DIRECTORS

         The Company was formed in July 1996 for the purpose of reorganizing the Company's predecessors. This reorganization was completed in November 1996, contemporaneously with the Company's initial public offering. Accordingly, although the Board of Directors took certain action by unanimous written consent in connection with the Company's organization, the reorganization and the initial public offering, the Board did not hold any formal meetings during 1996. In August 1996, the Board of Directors established an Audit Committee and a Compensation Committee to facilitate the performance of certain of its functions. The Board of Directors has not established a nominating committee.

         The Audit Committee currently consists of Messrs. Baldwin and Rafte, neither of whom is an employee of the Company. The Audit Committee reviews the general scope of the audit conducted by the Company's independent auditors, the fees charged therefor and matters relating to the Company's internal control systems. In performing its functions, the Audit Committee meets separately with representatives of the Company's independent auditors and with representatives of senior management. The Audit Committee conducted no meetings during 1996.

         The Compensation Committee currently consists of Messrs. Albin and Rafte, neither of whom is an employee of the Company. The Compensation Committee administers the Company's 1996 Stock Awards Plan and in this capacity is responsible for making all option grants and awards to the Company's officers and other employees. In addition, the Compensation Committee is responsible for making recommendations to the Board of Directors with respect to the compensation of the Company's President and other executive officers and is responsible for the establishment of policies relating to various compensation and employee benefit matters for the Company. The Compensation Committee held one meeting during 1996.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY COMPENSATION TABLE

         The following table sets forth certain summary information concerning the compensation paid by the Company for the fiscal years ended December 31, 1996 and 1995 to its President and the other executive officers of the Company whose salary and bonus received from the Company for services rendered during such years exceeded $100,000.

                                                                         LONG-TERM
                                                                       COMPENSATION
                                                                        SECURITIES
                                                                        UNDERLINING
     NAME AND PRINCIPAL                     ANNUAL COMPENSATION            STOCK         ALL OTHER
          POSITION            YEAR    SALARY($)   BONUS($)   OTHER($)   OPTIONS (#)    COMPENSATION
          --------            ----    ---------   --------   --------   -----------    ------------
David B. Strassner........... 1996    $ 139,423   $   --     $  --       120,000        $       --
  President (chief  executive 1995      125,000       --        --          --                  --
 officer)
Douglas H. Kiesewetter....... 1996    $ 139,423   $   --     $  --       120,000        $       --
  Executive Vice President    1995      125,000       --        --          --                  --
  and Chief Operating
  Officer
R. Keith Anderson............ 1996    $ 139,423   $   --     $  --       120,000        $       --
  Vice President              1995      125,000       --        --          --                  --
Joseph L. Savoy, Jr.......... 1996    $ 118,808   $   --     $  --        40,000*       $       --
  Vice President              1995      112,000       --        --          --                  --

------------

         *In addition, in connection with the Company's reorganization completed in November 1996, Mr. Savoy received options to purchase 121,180 shares of Common Stock in exchange for previously granted options to purchase securities of one of the Company's predecessors.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides certain information concerning options to purchase Common Stock granted during the fiscal year ended December 31, 1996 to the four executive officers named in the Summary Compensation Table.

                                      % OF                                        POTENTIAL REALIZABLE
                    NUMBER OF         TOTAL                                         VALUE AT ASSUMED
                   SECURITIES        OPTIONS                                      ANNUAL RATES OF STOCK
                   UNDERLYING      GRANTED TO       EXERCISE                     PRICE APPRECIATION FOR
                 OPTIONS            EMPLOYEES        PRICE       EXPIRATION            OPTION TERM
      NAME         GRANTED (#)       IN 1996       ($/SHARE)        DATE             5%           10%
---------------- --------------- ---------------   ---------        ----      -----------------------
David B.
Strassner.......     120,000          22.22%         $12.00       11/01/06       $  905,760     $2,295,000
Douglas H.
Kiesewetter.....     120,000          22.22           12.00       11/01/06          905,760      2,295,000
R. Keith
Anderson........     120,000          22.22           12.00       11/01/06          905,760      2,295,000
Joseph L.
Savoy, Jr.......     40,000*           7.41           12.00       11/01/06          301,920        765,000

------------
         *In addition, in connection with the Company's reorganization completed in November 1996, Mr. Savoy received options to purchase 121,180 shares of Common Stock in exchange for previously granted options to purchase securities of one of the Company's predecessors. Such options are exercisable for $3.61 per share and expire on May 1, 2004.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table provides certain information concerning exercises of options to purchase Common Stock during the fiscal year ended December 31, 1996 by the four executive officers named in the Summary Compensation Table and the value of such officers' unexercised options at December 31, 1996.

                                                                 NUMBER OF SECURITIES
                               SHARES                           UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                             ACQUIRED ON         VALUE        OPTIONS AT FISCAL YEAR END      IN-THE-MONEY OPTIONS
           NAME              EXERCISE (#)     REALIZED ($)    EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
-------------------------- ----------------   ------------  -----------------------------  ---------------------------
David B. Strassner........        --                    --           -- /120,000                  $ -- /390,000
Douglas H. Kiesewetter....        --                    --           -- /120,000                    -- /390,000
R. Keith Anderson.........        --                    --           -- /120,000                    -- /390,000
Joseph L. Savoy, Jr.......        --                    --          72,708/88,472                846,321/694,214

COMPENSATION OF INDEPENDENT DIRECTORS

         The Company did not pay any compensation to its independent directors during the year ended December 31, 1996. Beginning in 1997, the Company will pay its independent directors an annual fee of $15,000. The amounts payable to Messrs. Albin and Baldwin will be paid to NGP pursuant to a Financial Advisory Services Agreement. See "Certain Transactions." The Company also reimburses its independent directors for their reasonable travel expenses in attending meetings.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION(a)

         This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and other senior executives.

         The Committee, consisting of two of the non-employee Directors, is responsible for establishing and administering the Company's executive compensation program. The Committee met once in 1996.

         COMPENSATION PHILOSOPHY AND OBJECTIVES

         The Committee believes that compensation of the Company's key executives should:

                  o link rewards to business results and stockholder returns;
                  o        encourage creation of stockholder value and
                           achievement of strategic objectives;
                  o        provide total compensation opportunity that is
                           competitive with independent energy companies taking into account relative company size and performance as well as individual experience, responsibility and performance;
                  o maintain an appropriate balance between base salary and incentive opportunity, with more compensation at risk at the higher salary levels; and
                  o attract and retain high caliber personnel on a long-term basis.

         One of the Committee members is an active energy investor with a broad portfolio of companies similar to the Company. The other Committee member is an energy industry legal advisor with extensive experience. They rely on this expertise and experience to evaluate competitive compensation issues.

         KEY ELEMENTS OF EXECUTIVE COMPENSATION

         The Company's existing executive compensation program consists of three elements: base pay, short-term incentives and long-term incentives. For senior executives, the Company believes that cash compensation should be adequate to ensure comfortable personal operating income but that the principal performance incentive should be aligned with stockholder interests through stock ownership and options. In light of this objective, the Company has attempted to establish competitive base pay levels but has paid cash bonuses based on annual performance only once in its history (in 1994 when an extraordinary asset sale

--------
         (a) Notwithstanding Securities and Exchange Commission ("SEC") filings by the Company that have incorporated or may incorporate by reference other SEC filings (including this proxy statement) in their entirety, the Board Compensation Committee Report on Executive Compensation shall not be incorporated by reference into such filings and shall not be deemed to be "filed" with the SEC except as specifically provided otherwise or to the extent required by Item 402 of Regulation S-K.

had occurred). It is not anticipated that annual bonuses will comprise more than 20% of cash compensation in the near term future.

         In 1996, the base salary of the three top executives (Messrs. Strassner, Kiesewetter, and Anderson) was raised by $50,000 each. This was a 40% increase on their prior base pay level, reflecting the fact that it had been over four years since their last pay increase and that the Company had just consummated a successful public stock offering. The three key individuals receive identical compensation insofar as the disparity in their positions is adequately recognized in their varying stock ownerships in the Company. Mr. Savoy's increase of just over 10% was less because he had been receiving regular pay increases during his entire tenure at the Company.

         Each of the three senior managers received a grant of 120,000 common shares in non-qualified stock options in November 1996 under the Company's 1996 Stock Awards Plan, which the Committee administers. These options were awarded at $12 per share, the market price on the date of grant. They vest evenly over five years and have a ten-year term. This represented a grant of less than 1.3% of the fully diluted stock outstanding to each executive and was viewed as an appropriate additional incentive to build stockholder value. Mr. Savoy was granted non-qualified options to purchase 40,000 common shares on the same day in November 1996 on identical terms and conditions to the other key executives. In addition, in connection with the Company's reorganization completed in November 1996, Mr. Savoy received options to purchase 121,180 shares of common stock in exchange for previously granted options to purchase securities of one of the Company's predecessors.

                                      COMPENSATION COMMITTEE
                                      David R. Albin, Chairman
                                      G. Alan Rafte

PERFORMANCE GRAPH

         The following Performance Graph compares the cumulative total stockholder return on the Company's Common Stock for the period from November 1, 1996, when the Common Stock was first listed on the Nasdaq National Market, to December 31, 1996, with the cumulative total return of the S&P Oil Composite Index and the Nasdaq Composite Index for the same period. Dividend reinvestment has been assumed. The Performance Graph assumes $100 invested on November 1, 1996 in the Company's Common Stock, the S&P Oil Composite Index and the Nasdaq Composite Index.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                         Nov. 1, 1996     Nov. 30, 1996     Dec. 31, 1996

The Company                $100              $122.15             $117.31

S&P Oil Composite Index    $100              $105.92             $106.71

Nasdaq Composite Index     $100              $105.81             $105.71

                              CERTAIN TRANSACTIONS

         Historically, all of the Company's employees were provided by CSA Financial Services, Inc. ("CSA"). CSA is wholly owned by Douglas H. Kiesewetter, Executive Vice President, Chief Operating Officer and a director of the Company. The employees were provided to the Company by CSA at cost. The Company made payments to CSA aggregating $1,304,107 during 1996. The Company believes that its arrangement with CSA was on terms no less favorable than could be obtained from an unaffiliated third party. This arrangement was terminated on December 31, 1996.

         The Company and NGP are parties to a Financial Advisory Services Agreement effective as of April 1, 1996 pursuant to which the Company has engaged NGP to serve as financial advisor with respect to the public offering process. The agreement expires on earlier of (i) the dissolution of OEDC Partners, L.P., a subsidiary of the Company and (ii) the later of (y) the date that representatives of NGP no longer serve on the board of directors of the Company, and (z) the second anniversary of the closing date of the first issuance of securities by the Company in a public offering. In consideration of its services NGP receives an annual fee of $15,000 for each representative of NGP that serves on the Board of Directors of the Company (currently two), and an annual fee of $30,000 commencing as of the date of consummation of the first public issuance of securities by the Company and continuing for a two-year period. Consequently, assuming that the Financial Advisory Services Agreement does not terminate and NGP continues to have two representatives on the Board of Directors, during the two-year period beginning November 6, 1996 (the date of the consummation of the Company's initial public offering), NGP will be paid $60,000 per year.

         During 1996, the Company made preference unit payments of $911,087 to NGP in respect of the Preference Units in OEDC Partners, L.P. held by NGP. In November 1996, the Company redeemed all of the outstanding Preference Units with $12,000,000 of the net proceeds of the Company's initial public offering.

         The Company has entered into a Registration Rights Agreement with NGP (including certain affiliates) and Messrs. Strassner, Kiesewetter and Anderson. Pursuant to the Registration Rights Agreement, on three separate occasions commencing on the first anniversary of the effective date of the Company's initial registration statement under the securities laws, the holders of at least 35% of the shares of Common Stock held by NGP (including certain affiliates) and Messrs. Strassner, Kiesewetter and Anderson may require the Company to register shares held by them under applicable securities laws provided that the shares to be registered have an estimated aggregate offering price to the public of at least $3,000,000. However, if after two such registrations, NGP continues to own shares of Common Stock, NGP may require the Company to effect the third such registration regardless of its percentage ownership. The Registration Rights Agreement also provides that NGP and Messrs. Strassner, Kiesewetter and Anderson (and, for two years after the effective date of the Company's initial registration statement under the securities laws, certain other stockholders) have "piggyback" registration rights pursuant to which such persons may include shares of Common Stock held by them in certain registrations initiated by the Company; provided, that in an underwritten registered offering, if the underwriters determine that the number of shares requested to be included in the registration exceeds the number that the underwriters believe can be sold, the Company will be given first priority and the persons requesting piggyback registration will be allowed to include shares pro rata based on the number of shares each such person requested to be included. The Registration Rights Agreement provides for customary indemnity by the Company in favor of persons including shares in a registration pursuant to the Registration Rights Agreement, and by such persons in favor of the Company, with respect to information to be included in the relevant registration statement.

         G. Alan Rafte, a director of the Company, is a partner in Bracewell & Patterson, L.L.P., a law firm retained by the Company during 1996 and 1997.

                            COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, of Common Stock as of April 25, 1997, by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, each director and nominee for director of the Company, each executive officer of the Company and all directors and executive officers of the Company as a group.

                                                                                            PERCENT
                                                             AMOUNT AND NATURE OF              OF
        NAME AND ADDRESS OF BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP            CLASS
-----------------------------------------------------        --------------------         ------------
David B. Strassner...................................             748,828 (1)                    8.61%
  1400 Woodloch Forest Drive, Suite 200
  The Woodlands, Texas 77380
Douglas H. Kiesewetter...............................             557,806 (2)                    6.41%
  1400 Woodloch Forest Drive, Suite 200
  The Woodlands, Texas 77380
R. Keith Anderson....................................             308,036 (3)                    3.54%
  1400 Woodloch Forest Drive, Suite 200
  The Woodlands, Texas 77380
Joseph L. Savoy, Jr..................................             96,944 (4)                     1.10%
  1400 Woodloch Forest Drive, Suite 200
  The Woodlands, Texas 77380
Matthew T. Bradshaw..................................             46,506 (5)                       *
  1400 Woodloch Forest Drive, Suite 200
  The Woodlands, Texas 77380
David R. Albin.......................................             52,596 (6)                       *
  100 North Guadalupe Street, Suite 205
  Santa Fe, New Mexico 87501
R. Gamble Baldwin....................................            2,244,501 (7)                  25.79%
  500 West Putnam Ave.
  Greenwich, Connecticut 06830
G.  Alan Rafte.......................................                  0                          0%
  711 Louisiana Street, Suite 2900
  Houston, Texas 77002
All Executive Officers
  and Directors as a Group
  (eight persons)....................................              4,055,217                    45.88%

                                                                                            PERCENT
                                                             AMOUNT AND NATURE OF              OF
        NAME AND ADDRESS OF BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP            CLASS
-----------------------------------------------------        --------------------         ------------
Natural Gas Partners, L.P............................              2,209,460                    25.39%
  500 West Putnam Ave.
  Greenwich, Connecticut 06830
G.F.W. Energy, L.P...................................
  500 West Putnam Ave.
  Greenwich, Connecticut 06830                                   2,209,460 (8)                  25.39%

----------------------
* Less than one percent.

         (1) Includes (i) 100 shares held by Mr. Strassner, (ii) 655,768 shares held in trust by Mr. Strassner and his spouse for their benefit and (iii) 92,960 shares held by Mr. Strassner's spouse as custodian for their minor children.

         (2) Includes (i) 495,594 shares held in trust by Mr. Kiesewetter and his spouse for their benefit, (ii) 33,200 shares held by Mr. Kiesewetter's spouse as trustee for their minor children, (iii) 6,327 shares held by Mr. Kiesewetter as trustee for the benefit of his sister, and (iv) 22,685 shares held by Mr. Kiesewetter as trustee for the benefit of his mother.

         (3) Includes (i) 275,130 shares held by Mr. Anderson, (ii) 21,248 shares held by Mr. Anderson's spouse as custodian for their minor children,
(iii) 3,886 shares held by Mr. Anderson as trustee for the benefit of his grandmother, (iv) 3,886 shares held by Mr. Anderson as trustee for the benefit of his father, and 3,886 shares held by Mr. Anderson as trustee for the benefit of his mother.

         (4) Includes (i) 72,708 shares issuable upon the exercise of options that are presently exercisable and (ii) 24,236 shares issuable upon the exercise of options that will become exercisable within 60 days.

         (5) Includes (i) 6,666 shares held by Mr. Bradshaw and (ii) 39,840 shares issuable upon the exercise of options that are presently exercisable.

         (6) Includes (i) 26,298 shares held by Mr. Albin and (ii) 26,298 shares held in trust for the benefit of Mr. Albin.

         (7) Includes (i) 35,041 shares held by Mr. Baldwin and (ii) 2,209,460 shares held by Natural Gas Partners, L.P., over which Mr. Baldwin exercises sole voting and investment power as the sole general partner of the sole general partner of Natural Gas Partners, L.P.

         (8) All of such shares are held by Natural Gas Partners, L.P., of which G.F.W. Energy, L.P. is the general partner.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of the outstanding Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during the year ended December 31, 1996, all Section 16(a) reporting requirements applicable to the Company's officers, directors and greater than ten-percent stockholders were complied with except that Mr. Savoy was late in filing his initial report of beneficial ownership on Form 3, and each of Messrs. Strassner, Albin and Baldwin filed one late report with respect to one transaction.

             PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed KPMG Peat Marwick LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 1997. At the Meeting, the stockholders will be asked to consider and act upon a proposal to ratify the appointment of KPMG Peat Marwick LLP. The ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or represented by proxy at the Meeting. Representatives of KPMG Peat Marwick LLP will be present at the Meeting, will be given an opportunity to make a statement (if they desire to do so) and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY SUCH APPOINTMENT.

                            EXPENSES OF SOLICITATION

         The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. Solicitations of proxies will be made by the Company through the mail and may also be made in person or by telephone. Directors and employees of the Company may be utilized in connection with such solicitations. The Company also will request brokers and nominees to forward soliciting materials to the beneficial owners of the Common Stock held of record by such persons and will reimburse them for their reasonable forwarding expenses.


                   DATE OF SUBMISSION OF STOCKHOLDER PROPOSALS

         For stockholder proposals to be included in the Company's proxy statement and proxy relating to the Company's 1998 Annual Meeting of Stockholders, such proposals must be received by the Company at its principal executive offices not later than December 29, 1997.


                                  OTHER MATTERS

         The Board of Directors does not intend to bring any other matter before the Meeting. Additionally, no stockholder of the Company has complied with the advance notice provisions contained in the Company's bylaws, which preclude the bringing of matters before a meeting of stockholders unless such provisions are complied with. Accordingly, no other matter is expected to be brought before the Meeting. However, if any other matter does properly come before the Meeting, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

         You are cordially invited to attend the Meeting. Regardless of whether you plan to attend the Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

                                            By order of the Board of Directors,


                                            David B. Strassner
                                            President

                                      PROXY
                     OFFSHORE ENERGY DEVELOPMENT CORPORATION

    1997 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 29, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The 1997 Annual Meeting of Stockholders of Offshore Energy Development Corporation (the "Company") will be held at The Woodlands Executive Conference Center, 2301 North Millbend, The Woodlands, Texas, on Thursday, May 29, 1997, beginning at 2:00 p.m. (local time). The undersigned hereby acknowledges receipt of the related Notice and Proxy Statement dated April 25, 1997 accompanying this proxy.

         The undersigned hereby appoints David B. Strassner and Douglas H. Kiesewetter, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of Common Stock, par value $0.01 per share, of the Company owned of record by the undersigned and otherwise to act on behalf of the undersigned at the 1997 Annual Meeting of Stockholders and any adjournment thereof in accordance with the directions set forth herein and with discretionary authority with respect to such other matters, not known or determined at the time of the solicitation of this proxy, as may properly come before such meeting or any adjournment thereof.

         This proxy is solicited on behalf of the Board of Directors of the Company and will be voted FOR the following proposals unless otherwise indicated.

         1. ELECTION OF DIRECTORS to serve until the 2000 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

                  / / FOR all nominees listed below (except as otherwise indicated*)

                  / /      WITHHOLD AUTHORITY for all nominees listed below

                         * Instruction: To withhold authority to vote for any
                           nominee, draw a line through the name of the nominee in the list below.

                  David B. Strassner        R. Gamble Baldwin

         2. RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 1997.

                  / / FOR          / / AGAINST              / / ABSTAIN

         This proxy is solicited by the Board of Directors and will be voted in accordance with the undersigned's directions set forth herein. If no direction is made, this proxy will be voted FOR the election of all nominees for director named herein to serve on the Board of Directors until the 2000 Annual Meeting of Stockholders and until their successors are duly elected and qualified and FOR the ratification of the appointment of KPMG Peat Marwick LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 1997.

         Please sign your name exactly as it appears below. If shares are held jointly, all joint owners should sign. If shares are held by a corporation, please sign the full corporate name by the president or any other authorized corporate officer. If shares are held by a partnership, please sign the full partnership name by an authorized person. If you are signing as attorney, executor, administrator, trustee or guardian, please set forth your full title as such.

                                        __________________________________

                                        __________________________________
                                        Signature(s) of Shareholder(s)

                                        Date: ________________, 1997